Exhibit 10.142.2

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

SECOND AMENDMENT TO THE 2008 AMENDED AND RESTATED PACKAGING AND LABELING SERVICES AGREEMENT

This Second Amendment (the “Second Amendment”) to the Amended and Restated Packaging and Labeling Services Agreement, dated September 15, 2008, as amended by the First Amendment dated December 1, 2010 (the “Agreement”), by and between Endo Pharmaceuticals, Inc. (“Endo”) and Sharp Corporation (“Sharp”) hereinafter collectively and/or individually (Parties and/or Party) is made and entered into effective as of June 1, 2012 (the “Second Amendment Effective Date”).

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

2.	The definition of Affiliate in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Affiliate” means, any corporation, firm, partnership or other legal entity which, directly or indirectly, is controlled by, is in control of or under common control with the party in question, including, with respect to Endo, Vintage Pharmaceuticals, LLC d/b/a Qualitest Pharmaceuticals (“Qualitest”). For the purposes of this definition, “control” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a company, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of a company.

3.	The Parties further agree that, as of the Second Amendment Effective Date, Qualitest shall have all the rights and obligations of Endo associated with the Agreement.

4.	The definition of Product in Section 1.10 of the Agreement is hereby amended to include Appendix A-3, a copy of which is attached hereto and herein incorporated by reference.

Exhibit 10.142.2

5.	The definition of Specifications in Section 1.11 of the Agreement is hereby amended to include Appendix B-1, a copy of which is attached hereto and herein incorporated by reference.

6.	The Parties acknowledge and agree that Section 2.1(c) and all subsections therein only apply to the Packaging and Labelling of Lidoderm®.

7.	Section 2.2(a) is hereby amended and restated in its entirety as follows:

Supply of Product(s) by ENDO: ENDO shall supply released Product(s) to the SHARP facility for the Packaging and Labeling of Product(s) in accordance with the Specifications in Appendix B and Appendix B-1, as applicable.

8.	Section 3.2 is hereby deleted in its entirety.

9.	The Parties acknowledge and agree that Sections 3.4 and 3.8 only apply to the Packaging and Labeling of Lidoderm®.

10.	The first sentence of Section 3.5 is hereby amended and restated in its entirety as follows:

Delivery: Each shipment of a Product by SHARP hereunder shall be delivered as may be designated by ENDO, F.O.B. SHARP facility.

11.	Section 5.1 is hereby amended by adding a sentence to the end thereof, as follows:

ENDO shall pay SHARP the price of Packaging and Labeling of Products as set forth in Appendix A-3, as may be amended from time to time by mutual agreement of the parties.

12.	The following language is hereby added to the end of Section 5.3:

“Sharp shall invoice Qualitest for Products identified in Appendix A-3 and at the agreed upon prices as indicated in Appendix A-3 at the following address:
ATTN: Accounts Payable
Vintage Pharmaceuticals, LLC d/b/a Qualitest Pharmaceuticals
130 Vintage Drive
Huntsville, AL 35811”

13.	The final sentence of Section 6.1 is hereby amended and restated in its entirety as follows:

Exhibit 10.142.2

ENDO may modify the Specifications of Product(s), from time to time, upon *** (***) *** prior written notice to SHARP, provided the modification in Specification is acceptable to SHARP, which acceptance will not be unreasonably withheld or delayed, and provided that if such modification *** SHARP’s cost of Packaging and Labeling Product(s), the prices set forth in Appendix A-1, Appendix A-2, or Appendix A-3, as the case may be, may be *** as mutually agreed to by the parties.

14.	The final sentence of Section 11.10 is hereby amended and restated in its entirety as follows:

This Agreement has no minimum volume requirement, however, ***, Sharp shall *** as set forth on Appendix A-1, A-2 and A-3.

15.	Appendix C is hereby deleted in its entirety.

16.	Save as otherwise expressly referred to in this Second Amendment the terms and conditions of the Agreement shall apply in all other respects and remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Second Amendment in duplicate counterparts.

Sharp    Corporation                    Endo Pharmaceuticals Inc.

/s/ JEFFREY BENEDICT                /s/ DENISE HUDSON
Signature                        Signature

Jeffrey Benedict                    Denise Hudson
Printed Name                    Printed Name

Vice President                    EVP, Enterprise Quality & Supply Chain_
Title                            Title

6/5/12                            6/6/12
Date                            Date

Exhibit 10.142.2

APPENDIX A-3
PRODUCT AND PRICING
***

Exhibit 10.142.2

APPENDIX B-1
SPECIFICATIONS

See attached which reflects a sample only. The specification format effective as of the relevant date will be the specification format most recently approved by Endo and Sharp in writing.

Prednisone                ***

MethylPrednisolone            ***

Supprelin LA Implantation Kit    ***

Vantas Implantation Kit        ***

Valstar Administration Kit         ***

Opana ER                ***